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                                                                    EXHIBIT 10.8

                              ZYMOGENETICS, INC.

                          SERIES B CO-SALE AGREEMENT
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                           SERIES B CO-SALE AGREEMENT

     This SERIES B CO-SALE AGREEMENT ("Agreement") is entered into as of the _________________________ by and among the persons identified on Schedule A hereto (collectively, the "Holders", and individually, a "Holder") and ZymoGenetics, Inc., a Washington corporation (the "Company").

                              W I T N E S S E T H

     WHEREAS, the Holders are parties to the Series B Preferred Stock Purchase Agreement dated October 20, 2000, pursuant to which the Purchasers are purchasing shares of the Company's Series B Convertible Preferred Stock ("Series B Stock") and desire to protect their individual and collective interest in said stock.

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement;

                         THE PARTIES AGREE AS FOLLOWS:

1.   Definitions

     (a)  The term "Holder" includes any assignee of a Holder.

     (b) The term "Selling Holder" means any Holder who wishes to sell Series B Stock (or Common Stock issued upon conversion thereof) to a Strategic Investor (as defined below).

     (c) The term "Shares" means shares of Series B Stock or Common Stock issued upon conversion thereof, together with any other shares of capital stock of the Company issued as a dividend thereon or in connection with a stock split or other recapitalization thereof.

     (d) The term "Strategic Investor" means any company whose primary business, or a substantial portion of whose business, directly or indirectly, consists of the research, development, manufacture, marketing, licensing, distribution and/or sale of pharmaceutical and/or biotechnology products.

     (e) The term "Transfer" means any transfer, sale, assignment or other disposition by a Holder of Series B Stock to a Strategic Investor (other than a Permitted Transferee (as defined below)).

     (f) The term "Permitted Transferee" means, with respect to any Holder, (i) any trustee, nominee, or custodian of such Holder; (ii) any unit holder, shareholder,
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partner, participant, manager, or adviser (or an employee of such manager or adviser) in any such Holder; or (iii) any investment fund (or its trustee, nominee or custodian) managed or advised by the same manager or adviser as such Holder.

2.   Co- Sale Provisions

     2.1  Notice of Transfer

     If at any time a Selling Holder proposes a Transfer, then the Selling Holder shall give each Holder and the Company written notice of the Selling Holder's intention to effect the Transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a description of the number and type of Shares to be transferred ("Offered Shares"), (ii) the total number of Shares owned by the Selling Holder, (iii) the identity and address of the Strategic Investor who is the prospective transferee ("Transferee") and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Selling Holder has received a firm offer from the Transferee and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer.

     2.2  Participation Right

     Each Holder shall have the right to request, as a condition to any Transfer by the Selling Holder and exercisable upon written notice in accordance with
Section 2.4 below, that the Transferee purchase from such Holder up to that portion (determined in accordance with Section 2.3 below) of such Holder's Shares at the same price per share and on the same terms and conditions as those offered to the Selling Holder.

     2.3  Determination of Number of Shares Included

     For purposes of this Section 2, the maximum number of Shares that any Holder may request that the Transferee purchase in connection with the Transfer shall be that number of Shares as is determined by multiplying the total number of Offered Shares by a fraction, the numerator of which is the number of Shares owned by such Holder and the denominator of which is the total number of Shares then outstanding.

     2.4  Notice of Participation

     Each Holder electing to exercise its rights under this Section 2 to participate in a Transfer (a "Participant") shall notify the Selling Holder and the Transferee in writing of such election within twenty (20) days after receiving the Transfer Notice,

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which notice shall include the number of Shares (up to the number determined pursuant to Section 2.3 above).

     2.5  Closing

     Unless the Transferee elects not to proceed with the purchase and sale of the Offered Shares, a closing with respect to such purchase and sale shall occur at such place and at such time as the Transferee and the Selling Holder shall mutually agree (the "Closing"). Notice of the place and time of the Closing, together with a copy of the definitive agreement or agreements ("Definitive Agreement") between the Transferee, on the one hand, and the Selling Holder and each Participant, on the other hand, pursuant to which the Transfer shall be effected (which Definitive Agreement shall be mutually acceptable to the Transferee and the Selling Holder and include the terms and conditions set forth in the Transfer Notice), shall be provided to each Participant at least five (5) business days before the date thereof.

     2.6  Mechanics of Participation

     Prior to the Closing, as a condition to each Participant's right to participate in the Transfer, such Participant shall (i) enter into the Definitive Agreement (upon terms and conditions no less favorable to such Participant than to the Selling Holder), and (ii) deliver to the Selling Holder for transfer to the Transferee one or more certificates, properly endorsed for transfer, which represent the type and number of shares that such Participant elects to sell to the Transferee in connection with the Transfer; provided,
                                                                  --------
however, that if the Transferee objects to the delivery of Preferred Stock in
-------
lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock. The Company agrees to make any such conversion concurrent with the actual transfer of such Shares to the Transferee.

     2.7  Payment of Purchase Price

     The stock certificate or certificates that a Participant delivers to a Selling Holder pursuant to Section 2.6 shall be transferred to the Transferee pursuant to the terms and conditions set forth in the Definitive Agreement, and the Selling Holder or the Transferee shall concurrently remit to such Participant that portion of the Transfer proceeds to which such Participant is entitled by reason of its participation in such Transfer.

     2.8  Prohibited Transfers

     No Holder shall Transfer any of its Shares other than in compliance with this Section 2. Any purported or attempted Transfer in violation of this Section 2 shall be null and void, and the Company shall not give effect thereto.

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3.   Notices

     Any notice required or permitted by any provision of this Agreement shall be given in writing and shall be delivered personally, by nationally recognized overnight courier, by facsimile, or by registered or certified mail, postage prepaid, addressed (i) in the case of a Holder, to the Holder's address as set forth in Schedule A hereto or such other address as the Holder may designate in writing from time to time, (ii) in the case of the Company, to its principal office. Notices that are mailed shall be deemed effective five (5) days after deposit in the United States mail. Notices sent by nationally recognized overnight courier shall be deemed effective one (1) business day after they have been so sent. Notices sent by facsimile shall be deemed effective upon confirmed facsimile transmission. Notices sent by personal delivery shall be deemed effective upon actual receipt.

4.   Further Instruments and Actions

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. The Selling Holder agrees to cooperate affirmatively with the Company and the Holders, to the extent reasonably requested by the Company or the Holders, to enforce rights and obligations pursuant hereto.

5.   Term

     This Agreement shall terminate upon the earliest of (i) the closing of a Qualified Public offering, as that term is defined in Section 2.2.2(a) of
Article II of the Company's Amended and Restated Articles of Incorporation (or successor provision), (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that the shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity and (iii) four (4) years from the date of this Agreement.

6.   Entire Agreement

     This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes all other agreements between or among any of the parties with respect to the subject matter hereof and cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties to this Agreement. This Agreement shall be interpreted under the laws of the State of Washington without reference to conflicts of law provisions.

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7.   Amendments and Waivers; Governing Law; Jurisdiction; Venue

     This Agreement may be terminated, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than 50% of the then outstanding Series B Stock (or Common Stock issued upon conversion thereof). Any amendment or waiver effected in accordance with this paragraph shall be binding upon all Holders and their respective successors and assigns. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County Washington in connection with any action relating to this Agreement.

8.   Severability

     In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.   Professional Fees

     In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

10.  Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.   Condition to Transfer

      No Holder may transfer, assign or otherwise dispose of its Shares unless the person receiving said Shares has consented, in writing, to be bound by the terms and conditions of this Agreement. Any purported or attempted Transfer in violation of this Section 11 shall be null and void, and the Company shall not give effect thereto.

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12.  Legends

     Certificates representing any Series B Stock, and any Common Stock issued upon conversion thereof, shall be imprinted with a legend in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH A SERIES B CO-SALE AGREEMENT AMONG ZYMOGENETICS, INC. AND CERTAIN HOLDERS OF THE COMPANY'S SERIES B CONVERTIBLE PREFERRED STOCK. A COPY OF THIS AGREEMENT IS AVAILABLE FROM THE SECRETARY OF THE COMPANY.

     Upon the request of a Holder following termination of this Agreement pursuant to Section 5, the Company shall promptly prepare stock certificates which do not contain such legend and shall substitute such new stock certificates for the certificates then held by such Holder upon surrender of such legended certificates.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       ZYMOGENETICS, INC.



                                       By: /s/Bruce L.A. Carter
                                           --------------------------------
                                           Bruce L.A. Carter
                                           Its President and CEO


                                       HOLDERS:



                                       WARBURG, PINCUS EQUITY
                                       PARTNERS, L.P.

                                       By: Warburg, Pincus & Co.
                                           Its General Partner



                                           By: /s/Jonathan Leff
                                               -----------------------------
                                               Jonathan Leff, Partner

                                           WARBURG, PINCUS NETHERLANDS
                                           EQUITY PARTNERS I, C.V.

                                           By: Warburg, Pincus & Co.
                                               Its General Partner



                                               By: /s/ Jonathan Leff
                                                   ---------------------------
                                                   Jonathan Leff, Partner


                                           WARBURG, PINCUS NETHERLANDS
                                           EQUITY PARTNERS II, C.V.

                                           By: Warburg, Pincus & Co.
                                               Its General Partner


                                               By: /s/ Jonathan Leff
                                                   ---------------------------
                                                   Jonathan Leff, Partner


                                           WARBURG, PINCUS NETHERLANDS
                                           EQUITY PARTNERS III, C.V.

                                           By: Warburg, Pincus & Co.
                                               Its General Partner


                                               By: /s/ Jonathan Leff
                                                   ---------------------------
                                                   Jonathan Leff, Partner

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                                         APAX EXCELSIOR VI, L.P.

                                         By: Apax Excelsior VI Partners, L.P.
                                             Its General Partner

                                         By: Patricof & Co. Managers, Inc.
                                             its General Partner

                                         By: /s/ Lori Rafield
                                             -----------------------------------
                                         Name:  Lori Rafield, PhD
                                         Title: Vice President


                                         APAX EUROPE IV - A, L.P.
                                         (Delaware USA Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV - A, L.P.


                                         APAX EUROPE IV - B, L.P.
                                         (English Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV - B, L.P.

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                                         APAX EUROPE IV C, GMBH & CO.KG
                                         (German Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV C Gmbh & Co.KG


                                         APAX EUROPE IV - D, L.P.
                                         (English Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV - D, L.P.


                                         APAX EUROPE IV - E, L.P.
                                         (English Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV - E, L.P.

                                         APAX EUROPE IV - F, C.V.
                                         (Dutch Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity
                                         managing general partner of Apax Europe
                                         IV - F, C.V.


                                         APAX EUROPE IV - G, C.V.
                                         (Dutch Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV - G, C.V.


                                         APAX EUROPE IV - H, GmbH & CO., K.G.
                                         (German Limited Partnership)

                                         /s/ C.A. Helyar
                                         ---------------------------------------
                                         C.A. Helyar, Director

                                         For and on behalf of Apax Europe IV GP
                                         Co. Limited acting in its capacity as
                                         managing general partner of Apax Europe
                                         IV GP, L.P. acting in its capacity as
                                         attorney of Apax Europe IV - H,

                                         GmbH & Co.K.G.


                                         FRAZIER HEALTHCARE III, L.P.

                                         By: FHM III, L.L.C.
                                             Its General Partner

                                         By: /s/Nader Naini
                                             -----------------------------------
                                         Name:  Nader Naini
                                         Title: Managing Member

                                         FRAZIER AFFILIATES III, L.P.

                                         By: FHM III, L.L.C.
                                             Its General Partner

                                         By: /s/Nader Naini
                                             ----------------------------------
                                         Name:  Nader Naini
                                         Title: Managing Member


                                         PATRICOF PRIVATE INVESTMENT CLUB
                                          III, L.P.

                                         By: Apax Excelsior VI Partners, L.P.
                                             Its General Partner

                                         By: Patricof & Co. Managers, Inc.
                                             Its General Partner

                                         By: /s/Lori Rafield
                                             ----------------------------------
                                         Name:  Lori Rafield, PhD
                                         Title: Vice President

                                           VERTICAL FUND ASSOCIATES, L.P.
                                    By:    Vertical Group, L.P.
                                           Its General Partner

                                    By: /s/Stephen D. Baksa
                                        ----------------------------------------
                                    Name:  Stephen D. Baksa
                                    Title: General Partner



                                    NOVO A/S


                                    By: /s/Kurt A. Nielsen
                                        ----------------------------------------
                                    Name:   Kurt Anker Nielsen
                                    Title:  Deputy CEO and Corporate Executive
                                            Vice President



                                    SILVER TIDE HOLDING S.A.

                                    By: /s/Ernesto Bertarelli
                                        ----------------------------------------
                                    Name: Ernesto Bertarelli


                                    /s/George Rathmann
                                    --------------------------------------------
                                    Dr. George Rathmann


                                    /s/David Hirsh
                                    --------------------------------------------
                                    Dr. David Hirsh


                                    /s/Daniel Rifkin
                                    --------------------------------------------
                                    Dr. Daniel Rifkin


                                    /s/Edward Skolnik
                                    --------------------------------------------
                                    Dr. Edward Skolnik